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                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            OHIO NATIONAL FUND, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            OHIO NATIONAL FUND, INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                                                           One Financial Way
                                                           Cincinnati, Ohio
                                                           45242

                                                           Post Office Box 237
                                                           Cincinnati, Ohio
                                                           45201-0237
                                                           Telephone:
Ohio National FundSM                                       513-794-6100

June 24, 1999

Dear Ohio National Variable Contract Owner:

Enclosed are information and voting instructions from your Ohio National Fund Board of Directors regarding proposals related to the Fund's portfolio. A special shareholders meeting will be held on July 22, 1999 to seek your approval of a new subadvisory agreement for the Equity portfolio:

At the same time we will be asking you to approve some changes to the investment policies for the Equity portfolio. An increase in the investment advisory fee for the Equity portfolio is also on the agenda.

Your Board of Directors believes that each of the proposals is in your best interests. We recommend that you vote FOR each proposal.

Although you are not a Fund shareholder, it is your right to instruct us how to vote the Fund shares attributed to your variable contract.

Please complete, sign and return the voting instructions promptly in the envelope provided. No postage is needed if you mail it in the United States. Your instructions are important! As always, we thank you for your confidence and support.

Sincerely,
/s/ JOHN J. PALMER
John J. Palmer
President
[OHIO NATIONAL FINANCIAL SERVICES LOGO]

                            OHIO NATIONAL FUND, INC.
                               One Financial Way
                             Montgomery, Ohio 45242

                            ------------------------

                                EQUITY PORTFOLIO

                            ------------------------

                       NOTICE OF MEETING OF SHAREHOLDERS

                                 July 22, 1999

     A special meeting of the shareholders of the Equity portfolio of Ohio National Fund, Inc. will be held at the Fund's office at One Financial Way in Montgomery, Ohio. The meeting will begin at 10:00 a.m. eastern time on July 22, 1999. The reason for the meeting is for you to act on these proposals:

          1. To approve a new subadvisory agreement for the Equity portfolio with Legg Mason Fund Adviser, Inc.

          2. To approve certain changes in the fundamental investment policies for the Equity portfolio.

          3. To approve an increase in the investment advisory fee for the Equity portfolio

          4. To transact any other business that may properly come before the meeting.

     You are entitled to receive this notice and to vote at the special meeting if you were a shareholder of record of the Equity portfolio at the close of business on June 1, 1999.

     FOR THE REASONS GIVEN IN THE ATTACHED PROXY STATEMENT, WE (THE FUND'S MANAGEMENT AND BOARD OF DIRECTORS) RECOMMEND THAT YOU VOTE FOR THE PROPOSALS.
                                        /s/ RONALD L. BENEDICT
                                        Ronald L. Benedict
                                        Secretary

June 24, 1999

                            OHIO NATIONAL FUND, INC.
                               ONE FINANCIAL WAY
                             MONTGOMERY, OHIO 45242

                                PROXY STATEMENT

                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                                EQUITY PORTFOLIO

                                 July 22, 1999

     We (the management and Board of Directors of Ohio National Fund, Inc.) are soliciting proxies for a special meeting of the shareholders of the Equity portfolio. The meeting will be held at 10:00 a.m. eastern time on July 22, 1999. We are sending you this proxy statement and its enclosures if you are a shareholder of the Equity portfolio or if you have a variable contract with values allocated to the portfolio. We are mailing the statement on or about June 24, 1999. Each shareholder of record as of the close of business on June 1, 1999 is entitled to one vote for each share owned at that time.

     You may revoke your proxy before the meeting by giving written notice to the Secretary of the Fund or by appearing in person at the meeting and notifying the Secretary that you intend to revoke your proxy. Your latest proxy revokes any earlier ones. All proxies that are properly signed and received in time and not revoked will be voted as marked. If you sign and return a proxy but do not show how you want to vote, we will vote it in favor of the proposals. We will vote the interests of any variable contract owners from whom we receive no voting instructions in proportion with the instructions that we do receive before the meeting.

     The Fund will pay the printing, mailing and legal costs for soliciting the proxies. The investment adviser, Ohio National Investments, Inc. (the "Adviser") will pay all other costs. The proposed subadviser may reimburse the Fund and the Adviser for some or all of the proxy solicitation expenses. Employees of the Fund and the Adviser will not get any extra compensation for soliciting proxies.

     As of June 1, 1999, 100% of the issued and outstanding shares of the Equity portfolio were owned of record by The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") (together called "Ohio National Life"). Ohio National Life is located at One Financial Way, Montgomery, Ohio 45242. Each share represents one vote. These shares were allocated to Ohio National Life's separate accounts as follows:

                                                           NUMBER      PERCENT
                                                          OF SHARES    OF CLASS
                                                          ---------    --------
ONLI Variable Account A.................................  2,877,048      39.0%
ONLI Variable Account B.................................  1,261,219      17.1%
ONLI Variable Account C.................................  2,337,631      31.7%
ONLI Variable Account D.................................     57,620       0.8%
ONLAC Variable Account R................................    838,897      11.4%
                                                          ---------     ------
     Total Equity Portfolio Shares......................  7,372,415     100.0%

     We will send you, upon request, a copy of the Fund's Annual Report as of December 31, 1998. To request a copy, contact our Treasurer, Dennis Taney, at the above address or call him at (513) 794-6251.

                              SUMMARY OF PROPOSALS

     The purpose of the special meeting is for you to vote on these proposals related to the Equity portfolio:

     1. We have approved a new Subadvisory Agreement between the Adviser and Legg Mason Fund Adviser, Inc. ("LMFA") and we are now asking you to approve the agreement.

     2. We have approved certain changes in the portfolio's fundamental investment policies and restrictions and we are now asking you to approve those changes.

     3. We have approved an increase in the investment advisory fee and we are now asking you to approve the new fee.

     A majority vote of the eligible shareholders of the portfolio is required for each issue to be approved. Under the Investment Company Act of 1940 (the "1940 Act"), a majority vote requires at least:

        - 67% of the shares represented at a meeting (by proxy or in person) where more than half of the outstanding shares are represented, or

        - More than half of all the outstanding shares.

WE RECOMMEND THAT YOU APPROVE THESE PROPOSALS.

                          INVESTMENT ADVISORY SERVICES

     The Adviser is a wholly-owned subsidiary of ONLI. Under the Investment Advisory Agreement between the Adviser and the Fund, the Adviser regularly recommends an investment program consistent with the Fund's investment policies. Once the Board of Directors approves an investment program, the Adviser implements the program by placing orders for the purchase and sale of securities. The Adviser also provides the Fund with office space, necessary clerical personnel (other than those provided by agreements between the Fund and Firstar Bank, N.A. (Cincinnati, Ohio), which serves as custodian, and American Data Services, Inc. (Hauppauge, New York) which serves as transfer agent and servicing agent for the Fund), and services of executive and administrative personnel.

     The Adviser is the investment adviser to the following portfolios of the Fund (assets shown as of June 1, 1999):

Equity.........................................  $270,656,103
Money Market...................................    48,079,934
Bond...........................................    26,611,139
Omni...........................................   199,161,891
International..................................   113,484,797
Capital Appreciation...........................    74,991,928
Small Cap......................................    89,667,686
International Small Company....................    19,578,176
Aggressive Growth..............................    24,719,730
Core Growth....................................    16,269,078
Growth & Income................................    66,048,325
S&P 500 Index..................................   159,059,760
Social Awareness...............................     3,570,012
Strategic Income...............................     3,578,766
Firstar Growth & Income........................     3,412,855
Relative Value.................................    11,015,088
Small Cap Growth...............................     4,639,807
High Income Bond...............................    11,338,664
Equity Income..................................     2,819,611
Blue Chip......................................     3,626,006

     Under a Service Agreement among the Fund, the Adviser and ONLI, ONLI has agreed to furnish the Adviser, at cost, the research facilities, services and personnel the Adviser may need to perform its duties under the Investment Advisory Agreement. The Adviser has agreed to reimburse ONLI for its expenses in this regard. The Fund has not paid to the Adviser, or to any of its affiliates, any compensation for services other than under the Investment Advisory Agreement during the last fiscal year. The address of the Adviser, Ohio National Life and the Fund is One Financial Way, Montgomery, Ohio 45242.

     The president of the Adviser is Joseph P. Brom. The Adviser's directors are Mr. Brom, Michael A. Boedeker, Michael D. Stohler and Stephen T. Williams. Messrs. Brom, Boedeker, Stohler and Williams are principally employed as investment officers of ONLI. Messrs. Brom, Boedeker and Williams are also vice presidents of the Fund. The Adviser's secretary, Ronald L. Benedict, is also the secretary and a director of the Fund. The business address of each of these individuals is One Financial Way, Montgomery, Ohio 45242.

     The Investment Advisory Agreement and Service Agreement were both entered into as of May 1, 1996.

     As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

        - for each of the Equity, Bond, Omni and Social Awareness portfolios, 0.60% of the first $100 million, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;

        - for the Money Market portfolio, 0.30% of the first $100 million, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion;

        - for each of the International, Relative Value, Small Cap Growth, Blue Chip and Firstar Growth & Income portfolios, 0.90% of each portfolio's daily net assets;

        - for each of the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income portfolios, 0.80% of each portfolio's average daily net assets;

        - for the Core Growth portfolio, 0.95% of the first $150 million, and 0.80% of average daily net assets over $150 million;

        - for the Growth & Income portfolio, 0.85% of the first $200 million, and 0.80% of average daily net assets over $200 million;

        - for the S&P 500 Index portfolio, 0.40% of the first $100 million, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;

        - for the International Small Company portfolio, 1.00% of that portfolio's average daily net assets, and

        - for each of the High Income Bond and Equity Income portfolios, 0.75% of each portfolio's average daily net assets.

     However, as to the Money Market portfolio, the Adviser is presently waiving any of its fee in excess of 0.25%, and as to the International portfolio, the Adviser is presently waiving any of its fee in excess of 0.85%.

     During 1998, the Adviser received $6,567,012 in fees from the Fund. This included $1,550,392 in fees from the Equity portfolio. Had the proposed new investment advisory fees been in effect in 1998, the Adviser would have received $2,340,200 from the Equity portfolio.

     Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain subadvisers for the International, International Small Company, Capital Appreciation, Small Cap, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Firstar Growth & income, Relative Value, Small Cap Growth, High Income Bond, Equity Income and Blue Chip portfolios, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Subadvisory Agreements with subadvisers, to manage the investment and reinvestment of those portfolios' assets, subject to supervision by the Adviser. As compensation for their subadvisory services the Adviser pays:

     - Federated Global Investment Management Corp. ("FGIM") fees at the annual rate of

        - 0.45% of the first $200 million, and 0.40% of average daily net assets in excess of $200 million of the International portfolio, and

        - 0.75% of the first $100 million, and 0.65% of average daily net assets in excess of $100 million of the International Small Company portfolio;

     - T. Rowe Price Associates, Inc. a fee at the annual rate of 0.50% of the average daily net assets of the Capital Appreciation portfolio;

     - Founders Asset Management LLC a fee at the annual rate of 0.625% of the first $75 million, 0.55% of the next $75 million, 0.50% of the next $150 million, and 0.40% of average daily net assets in excess of $300 million of the Small Cap portfolio;

     - Strong Capital Management, Inc. a fee at the annual rate of 0.55% of the first $50 million, and 0.45% of average daily net assets in excess of $50 million of the Aggressive Growth portfolio;

     - Pilgrim Baxter & Associates, Ltd. a fee at the annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth portfolio;

     - RS Investment Management, L.P. ("RSIM") fees at the annual rate of

        - 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income portfolio, and

        - 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million in the Small Cap Growth portfolio.

     - Firstar Investment Research & Management Company, LLC ("FIRMCO") fees at the annual rate of 0.65% of the first $50 million and 0.60% of the average daily net assets in excess of $50 million of the Firstar Growth & Income portfolio.

     - Firstar Bank, N.A. ("Firstar") fees at the annual rate of

        - 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income portfolio, and

        - 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value portfolio, and

     - Federated Investment Counseling fees at the annual rate of

        - 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond portfolio, and

        - 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of each of the Equity Income and Blue Chip portfolios.

     The Board of Directors and shareholders of each portfolio initially voted to approve the current Investment Advisory, Service and Subadvisory Agreements on the dates listed below:

                                                              BOARD OF
                                                              DIRECTORS    SHAREHOLDERS
                                                              ---------    ------------
Equity......................................................   1-24-96       3-28-96
Money Market................................................   1-24-96       3-28-96

                                                              BOARD OF
                                                              DIRECTORS    SHAREHOLDERS
                                                              ---------    ------------
Bond........................................................   1-24-96       3-28-96
Omni........................................................   1-24-96       3-28-96
International (Investment Advisory and Service).............   1-24-96       3-28-96
International (Subadvisory).................................  12-09-98       4-05-99
Capital Appreciation........................................   1-24-96       3-28-96
Small Cap (Investment Advisory and Service).................   1-24-96       3-28-96
Small Cap (Sub-Advisory)....................................  11-19-97       2-17-98
International Small Company (Investment Advisory and
  Service)..................................................   1-24-96       3-28-96
International Small Company (Subadvisory)...................  12-09-98       4-05-99
Aggressive Growth...........................................   1-24-96       3-28-96
Core Growth.................................................   8-22-96       1-02-97
Growth & Income (Investment Advisory and Service)...........   8-22-96       1-02-97
Growth & Income (Subadvisory)...............................   2-24-99       4-05-99
S&P 500 Index...............................................   8-22-96       1-02-97
Social Awareness............................................   8-22-96       1-02-97
Strategic Income............................................   8-22-96       1-02-97
Firstar Growth & Income (Investment Advisory and Service)...   8-22-96       1-02-97
Firstar Growth & Income (Subadvisory).......................   2-24-99       4-05-99
Relative Value..............................................   8-22-96       1-02-97
Small Cap Growth (Investment Advisory and Service)..........   2-11-98       4-30-98
Small Cap Growth (Subadvisory)..............................   2-24-99       4-05-99
High Income Bond............................................   2-11-98       4-30-98
Equity Income...............................................   2-11-98       4-30-98
Blue Chip...................................................   2-11-98       4-30-98

     These agreements will continue in force from year to year if they are approved at least annually by (a) a majority of the Fund's directors who are not parties to the agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by (b) a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately. The Board of Directors has approved the continuance of each agreement at least once a year following the dates shown above. The dates indicated for initial approvals by the shareholders also represent the most recent times those agreements were submitted to the shareholders.

     The Investment Advisory, Service and Subadvisory Agreements may be terminated at any time, without the payment of any penalty, if we give 60 days' written notice to the Adviser or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days' written notice to the Fund and the other party. An Agreement will automatically terminate if it is assigned.

     In addition to being the investment adviser to the Fund, the Adviser is also the investment adviser to ONE Fund, Inc. ("ONE Fund") and Dow Target Variable Fund LLC ("Dow Target"). ONE Fund presently consists of the following portfolios:

             ONE FUND PORTFOLIO                NET ASSETS (6/1/99)
             ------------------                -------------------
Money Market.................................      $16,519,301
Tax-Free Income..............................        6,987,323
Income.......................................        6,421,226
Income & Growth..............................       12,874,095
Growth.......................................       10,263,814
Small Cap....................................        3,657,346
International................................        6,992,823
Global Contrarian............................        3,016,720
Core Growth..................................        4,209,884

     Dow Target presently consists of the following portfolios:

            DOW TARGET PORTFOLIO               NET ASSETS (6/1/99)
            --------------------               -------------------
Dow Target 10 January........................      $  559,345
Dow Target 10 February.......................       1,557,707
Dow Target 10 March..........................       1,451,636
Dow Target 10 April..........................       1,826,362
Dow Target 10 May............................       1,047,336
Dow Target 10 June...........................         235,171

     As compensation for its services to ONE Fund, the Adviser receives from ONE Fund fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

        - for each of the Income, Income & Growth and Growth portfolios, the fee is at an annual rate of 0.50% of the first $100 million of the average daily net assets in each portfolio, 0.40% of the next $150 million, and 0.30% of the average daily net assets in each portfolio over $250 million;

        - as to the Money Market portfolio, the fee is at an annual rate of 0.30% of the first $100 million, 0.25% of the next $150 million, and 0.20% of the average daily net assets over $250 million;

        - for the Tax-Free Income portfolio, the fee is at an annual rate of 0.60% of the first $100 million, 0.50% of the next $150 million, and 0.40% of the average daily net assets over $250 million;

        - for the Small Cap portfolio, the fee is at an annual rate of 0.65% of the first $100 million, 0.55% of the next $150 million, and 0.45% of the average daily net assets over $250 million;

        - for each of the International and Global Contrarian portfolios, the fee is at the annual rate of 0.90% of the average daily net assets in each portfolio;

        - for the Core Growth portfolio, the fee is at an annual rate of 0.95% of the first $150 million, and 0.80% of the average daily net assets over $150 million.

     However, the Adviser is presently voluntarily waiving 0.15% of its fees in connection with the Money Market, Tax-Free Income, Income, Income & Growth, Growth, and Small Cap portfolios of ONE Fund.

     During 1998, the Adviser received $348,357 in fees from ONE Fund.

     As compensation for its services to Dow Target, the Adviser receives from Dow Target a fee at an annual rate of 0.60% of the average daily net assets of Dow Target during the month for which the fee is paid. Dow Target first began business in January, 1999.

     The Adviser is a wholly-owned subsidiary of The Ohio National Life Insurance Company. Both are located at One Financial Way, Montgomery, Ohio 45242.

                           EQUITY PORTFOLIO PROPOSALS

NEW SUBADVISORY AGREEMENT

     The Equity portfolio has never had a subadviser. Since May 1, 1996, its assets have been managed by the Adviser, a wholly-owned subsidiary of ONLI. From the portfolio's inception in 1970 through April 30, 1996, the portfolio's assets were managed by O.N. Investment Management Company ("ONIMCO"), an indirect subsidiary of ONLI. Both the Adviser and ONIMCO before it have made use of the investment personnel, administrative systems and related services of ONLI. ONLI provides these personnel, systems and services to the Adviser at cost. This is done under the Service Agreement described previously.

     At a special meeting on May 20, 1999 the Board of Directors voted unanimously to approve the proposed Sub-Advisory Agreement between the Adviser and LMFA. LMFA was selected primarily because we believe that, based on its history of excellent equity fund investment results, it is capable of providing better long-term total returns for the Equity portfolio than are likely to be experienced under the continued direct portfolio management by the Adviser. Past performance is no guarantee of future results.

     LMFA was founded in 1982. It is located at 100 Light Street, Baltimore, Maryland. LMFA is one of several investment management firms wholly-owned by Legg Mason, Inc. LMFA specializes in the management of domestic equity mutual funds. The funds managed by LMFA presently have total net assets of approximately $20 billion.

     The directors and principal executive officers of LMFA are as follows:

  OFFICERS AND DIRECTORS        POSITION WITH LMFA               OTHER PRINCIPAL OCCUPATION
  ----------------------        ------------------               --------------------------
Edward A. Taber III*......  Director and Chairman         Director and Senior Executive Vice
                                                          President of Legg Mason Wood Walker, Inc.
                                                          ("LMWW")
William H. Miller III*....  Director, CEO and President   Portfolio Manager of Legg Mason Capital
                                                          Management, Inc. ("LMCM")
Raymond A. Mason*.........  Director                      Director and Chairman of LMWW
Timothy C. Sheve*.........  Director                      Treasurer, Vice President and CFO of LMWW
Jennifer W. Murphy*.......  Senior Vice President, COO    N/A
                            and CFO
Nancy T. Dennin*..........  Senior Vice President and     N/A
                            Portfolio Manager
David E. Nelson*..........  Senior Vice President and     Portfolio Manager of LMCM
                            Portfolio Manager
Marie K. Karpinski*.......  Treasurer                     Vice President of LMWW

---------------

* The business address of each is 100 Light Street, Baltimore, Maryland 21202.

     One of the primary reasons we selected LMFA to be the Equity portfolio's subadviser is because, if you approve the Subadvisory Agreement, the portfolio manager will be William H. Miller, III. Mr. Miller is LMFA's president. He is a chartered financial analyst with an economics degree from Washington and Lee University and graduate studies in the Ph.D. program at Johns Hopkins University. Mr. Miller has been the portfolio manager of Legg Mason Value Trust, Inc. ("Value Trust") since November, 1990 and before that had been the co-manager of

Value Trust from its inception in 1982. Before that, he was a corporate treasurer. Value Trust is an equity mutual fund seeking long-term growth of capital using the "value" approach to investing. It purchases securities that appear to be undervalued and therefore offer above-average potential for capital appreciation. It then tends to hold those companies for a long time, thus minimizing portfolio turnover and brokerage expenses. Value Trust presently has approximately $12 billion of total net assets.

     William Miller works with a team of investment research analysts who assist him in reviewing and analyzing financial data of the companies he considers for investment. Although past performance is no guarantee of future results, the success of Mr. Miller's investment management is noteworthy. Value Trust is the only mutual fund that has performed better than the Standard & Poor's 500 Index in each of the years from 1991 through 1998.

     If you approve the Subadvisory Agreement and the proposed changes to the fundamental investment policies, Mr. Miller intends to manage the Equity portfolio in a style similar to that of Value Trust. However, it is not possible for one mutual fund to duplicate another because of differences in asset size and timing of portfolio transactions. The Equity portfolio and Value Trust will not necessarily own stocks of all the same companies at the same time.

     The Subadvisory Agreement calls for the payment by the Adviser to LMFA of a subadvisory fee. This fee will be at the annual rate of 0.45% of the first $500 million of the Equity portfolio's average daily net assets and 0.40% of its average daily net assets in excess of $500 million. Because of this fee, the Board of Directors has unanimously approved, and is recommending that you approve, the increased investment advisory fee described below.

     A copy of the proposed Subadvisory Agreement is attached as Exhibit A.

     We recommend that you approve the Subadvisory Agreement.

INVESTMENT POLICIES

     LMFA intends to manage the Equity portfolio in a style similar to that of Value Trust. This fund, which is managed by the Equity portfolio's proposed portfolio manager, has the distinction of being the only mutual fund to have higher total returns than the Standard & Poor's 500 Index during each of the 8 years from 1991 through 1998. William Miller has been Value Trust's portfolio manager since November 1990.

     Although past performance does not predict future performance and it is not possible for one mutual fund portfolio to exactly duplicate another, we believe it is in the best interests of Equity portfolio shareholders that certain changes be made in the portfolio's fundamental investment polices to more closely align the Equity portfolio's investment style with that of Value Trust. These changes have been approved unanimously by the Board of Directors. They must also be approved by your vote.

     We recommend that the statement that "current income is a secondary consideration although growth of income may accompany growth of capital" be removed from the portfolio's primary objectives. The portfolio's primary objective will continue to be long-term growth of capital.

     The following investment restrictions are presently fundamental policies of the Equity portfolio. This means they can not be changed unless the change is approved by a majority vote of shareholders. In order to more closely align the management of the Equity portfolio with that of Value Trust, the Board of Directors has unanimously approved the changes described below. We recommend that you also approve these changes. (The numbers for the items below correspond to the numbers in the portfolio's list of restrictions.)

     1. The portfolio will not invest more than 5% of the value of the total assets of such portfolio in the securities of any one issuer (except U.S. government securities).

     We recommend that the portfolio's restriction #1 be changed to insert the following words at the beginning of the restriction: "As to 75% of its assets."

     4. The portfolio will not invest more than 10% of its assets in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable.

     We recommend that the "10%" in the portfolio's restriction #4 be changed to "15%." We also recommend that this restriction be made a nonfundamental policy of the Equity portfolio.

     The Board can change nonfundamental policies without your approval. However, we will still have to notify you before any material change by the Board takes effect for a nonfundamental policy.

     8. The portfolio will not invest in foreign issuers except that it may (i) invest up to 15% of its assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments), American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional 10% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof.

     We recommend that the portfolio's restriction #8 be amended to provide that the portfolio may invest up to 30% of its assets in foreign issuers. We also recommend that this restriction be made a nonfundamental policy of the Equity portfolio.

     We also recommend that each of the following fundamental policies be classified as nonfundamental:

     7. The portfolio will not purchase or sell put or call options, except that it may, for hedging purposes, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of the portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts.

     12. The portfolio will not sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions.

     13. The portfolio will not participate on a joint or joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management.

     We recommend that you vote to approve these changes.

     The remaining investment restrictions that are presently designated as fundamental polices of the Equity portfolio will continue as such.

INVESTMENT ADVISORY FEE

     As indicated above, the Subadvisory Agreement with LMFA will include a subadvisory fee of 0.45% of the first $500 million and 0.40% of the Equity portfolio's average daily net assets in excess of $500 million. The subadvisory fee is paid by the Adviser out of its investment advisory fee. Because of the added expense of the proposed subadvisory fee, the Board of Directors has unanimously approved an increase in the portfolio's investment advisory fee.

     The investment advisory fee for the Equity portfolio is presently at the annual rate of 0.60% of the first $100 million, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion. During 1998, the actual fees paid were at the effective rate of 0.53%.

     The proposed new investment advisory fee is at the annual rate of 0.80% of the first $500 million and 0.75% of average daily net assets in excess of $500 million.

     We believe that the new fee structure is in your best interests because it enables the Adviser to engage the services of LMFA as subadviser while still meeting its other financial objectives and expenses connected with the Equity portfolio. We believe that your interests will be served by the investment experience and performance of LMFA.

     We recommend that you vote to approve this increase in the investment advisory fee.

                                                                       EXHIBIT A

                             SUBADVISORY AGREEMENT

     This Agreement is made as of the second day of August, 1999 by and between OHIO NATIONAL INVESTMENTS, INC., an Ohio corporation (the "Adviser"), and LEGG MASON FUND ADVISER, INC., a Maryland corporation (the "Subadviser").

     WHEREAS, OHIO NATIONAL FUND, INC. (the "Fund"), is a Maryland corporation that is registered under the Investment Company Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "1940 Act"); and

     WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (together with the regulations promulgated pursuant thereto, the "Advisers Act"); and

     WHEREAS, the Adviser has been appointed as investment adviser to the Fund in accordance with the 1940 Act and the Advisers Act; and

     WHEREAS, the Subadviser is registered as an investment adviser under the Advisers Act and engages in the business of providing investment advisory services; and

     WHEREAS, the Fund has authorized the Adviser to appoint the Subadviser, subject to the requirements of the 1940 Act and the Advisers Act, as a subadviser with respect to that portion of the assets of the Fund designated as the EQUITY PORTFOLIO of the Fund on the terms and conditions set forth below;

     NOW, THEREFORE, IT IS HEREBY AGREED as follows:

     SECTION 1. Investment Advisory Services

          (a) The Adviser hereby retains the Subadviser, and the Subadviser hereby accepts engagement by the Adviser, to supervise and manage on a fully-discretionary basis the cash, securities and other assets of the Equity Portfolio that the Adviser shall from time to time place under the supervision of the Subadviser (such cash, securities and other assets initially and as same shall thereafter be increased or decreased by the investment performance thereof and by additions thereto and withdrawals therefrom by the Adviser shall hereinafter be referred to as the "Portfolio"). The Fund is the owner of all cash, securities and other assets in the Portfolio, and there are no restrictions on the pledge, hypothecation, transfer or sale of such cash, securities or assets. To enable the Subadviser to exercise fully its discretion hereunder, the Adviser hereby appoints the Subadviser as agent and attorney-in-fact for the Portfolio with full authority to buy, sell and otherwise deal in securities and other intangible investments and contracts relating to the same for the Portfolio.

          (b) All activities by the Subadviser on behalf of the Adviser and the Portfolio shall be in accordance with the investment objectives, policies and restrictions set forth in the 1940 Act and in the Fund's prospectus and statement of additional information, as amended from time to time (together, the "Prospectus") and as interpreted from time to time by the Board of Directors of the Fund and by the Adviser. All activities of the Subadviser on behalf of the Adviser and the Portfolio shall also be subject to the due diligence oversight and direction of the Adviser.

          (c) Subject to the supervision of the Adviser, the Subadviser shall have the sole and exclusive responsibility and discretion to select members of securities exchanges, brokers, dealers and futures commission merchants for the execution of transactions of the Portfolio and, when applicable, shall negotiate commissions in connection therewith. All such selections shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus. The Adviser specifically agrees that to the extent consistent with the Fund's policies and restrictions regarding brokerage allocation set forth in the Prospectus and with the Subadviser's responsibility for executing transactions through brokers or dealers that the Subadviser reasonably believes will provide the best qualitative execution, the Subadviser may choose to execute transactions through its affiliate, Legg Mason Wood Walker, Incorporated.

          (d) In carrying out its obligations to manage the investments and reinvestments of the assets of the Portfolio, the Subadviser shall: (1) in its discretion, obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries the securities of which are included in the Portfolio or are under consideration for inclusion therein; (2) formulate and implement a continuous investment program for the Portfolio consistent with the investment objectives and related investment policies and restrictions for such Portfolio as set forth in the Prospectus; and (3) take such steps as it deems necessary, in its sole discretion, to implement the aforementioned investment program by placing orders for the purchase and sale of securities.

          (e) In connection with the purchase and sale of securities of the Portfolio, the Subadviser shall arrange for the transmission to the Adviser and the Portfolio's custodian on a daily basis such confirmation, trade tickets and other documents as may be necessary to enable them to perform their administrative responsibilities with respect to the Portfolio. With respect to Portfolio securities to be purchased or sold through the Depository Trust Company, the Subadviser shall arrange for the automatic transmission of the I.D. confirmation of the trade to the Portfolio's custodian.

          (f) In connection with the placement of orders for the execution of the Portfolio's securities transactions, the Subadviser shall create and maintain all necessary records of the Portfolio as are required of an investment adviser of a registered investment company including, but not limited to, records required by the 1940 Act and the Advisers Act. All such records pertaining to the Portfolio shall be the property of the Fund and shall be available for inspection and use by the Securities and Exchange Commission, any other regulatory authority having jurisdiction, the Fund, the Adviser or any person retained by the Fund or the Adviser. Where applicable, such records shall be maintained by the Subadviser for the period and in the place required by Rule 31a-2 under the 1940 Act.

          (g) The Subadviser shall render such reports to the Adviser and/or to the Board of Directors of the Fund concerning the investment activity and composition of the Portfolio in such form and at such intervals as the Adviser or the Board may from time to time reasonably require.

          (h) In acting under this Agreement, the Subadviser shall be an independent contractor and not an agent of the Adviser or the Fund.

     SECTION 2. Expenses

          (a) The Subadviser shall assume and pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as the Subadviser may require in the performance of its duties under this Agreement.

          (b) The Fund shall bear all expenses of the Portfolio's organization and registration, and the Fund and Adviser shall bear all of their respective expenses of their operations and businesses not expressly assumed or agreed to be paid by the Subadviser under this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay any fees due to the Adviser, all interest, taxes, governmental charges or duties, fees, brokerage, settlement charges and commissions of every kind arising hereunder or in connection herewith, expenses of transactions with shareholders of the Portfolio, expenses of offering interests in the Portfolio for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders of the Fund, and all other costs incident to the Portfolio's existence.

     SECTION 3. Use of Services of Others

     The Subadviser may (at its expense except as set forth in Section 2 hereof) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Subdviser with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as the Subadviser may deem necessary, appropriate or convenient for the discharge of the Subadviser's obligations hereunder or otherwise helpful to the Fund and the Portfolio.

     SECTION 4. Subadvisory Fees

     In consideration of the Subadviser's services to the Fund hereunder, the Subadviser shall be entitled to a Subadvisory Fee, payable quarterly, at the annual rate of 0.45% of the first five hundred million dollars ($500,000,000) of the average daily net assets of the Portfolio during the quarter preceding each payment, and 0.40% of the average daily net assets of the Portfolio in excess of five hundred million dollars ($500,000,000) (the "Subadvisory Fee") provided, however, that if the Adviser shall enter into any investment advisory or subadvisory relationship for any other registered investment company that is the funding vehicle for variable annuities or variable life insurance at any time within the earlier of one year from the date hereof or upon the Portfolio's attaining total net assets of at least five hundred million dollars ($500,000,000) then the Subadvisory Fee shall be 0.40% of all of the average daily net assets of the Portfolio beginning on the date hereof and continuing throughout the term of this Agreement. The Subadvisory Fee shall be accrued for each calendar day and the sum of the daily Subadvisory Fee accruals shall be paid quarterly to the Subadviser on or before the fifth business day of the next succeeding quarter. The daily fee accruals will be computed on the basis of the valuations of the total net assets of the Portfolio as of the close of business each day. The net market value of securities held short by the Portfolio shall be treated as a liability of the account and, together with the amount of any margin or other loans owed by the account, shall be subtracted in determining net market value. If this Agreement begins on a date other than the first day of a quarter or terminates on a date other than the last day of a quarter, the Subadvisory Fee payable with respect to either such quarter shall be prorated. The Subadvisory Fee shall be payable solely by the Adviser, and the Fund shall not be liable to the Subadviser for any unpaid Subadvisory Fee.

     SECTION 5. Limitation of Liability of Subadviser

          (a) The Subadviser shall be liable for losses resulting from its own acts or omissions caused by the Subadviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or its reckless disregard of its duties under this Agreement, and nothing herein shall protect the Subadviser against any such liability to the shareholders of the Fund or to the Adviser. The Subadviser shall not be liable to the Fund or to any shareholder of the Fund or to the Adviser for any claim or loss arising out of any investment or other act or omission in the performance of the Subadviser's duties under this Agreement, including, but not limited to, any error in judgment with respect to buying or selling securities for the Portfolio, or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries, or from any political acts of any foreign governments to which such assets might be exposed, or for any tax of any kind (other than taxes on the Subadviser's income), including without limitation any statutory, governmental, state, provincial, regional, local or municipal imposition, duty, contribution or levy imposed by any government or governmental agency upon or with respect to such assets or income earned with respect thereto (collectively "Taxation"). Notwithstanding the foregoing sentence, the Subadviser shall be liable for taxes or tax penalties incurred by the Fund for any failure of the Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended as a result of the Subadviser's management of the Portfolio.

          (b) In the event the Subadviser is assessed any Taxation in respect of the assets, income or activities of the Portfolio, the Adviser and the Fund jointly will indemnify the Subadviser for all such amounts wherever imposed, together with all penalties, charges, costs and interest relating thereto and all expenditures, including reasonable attorney's fees, incurred by the Subadviser in connection with the defense or settlement of any such assessment as such expenditures are incurred. The Subadviser shall undertake and control the defense or settlement of any such assessment, including the selection of counsel or other professional advisers, provided that the selection of such counsel and advisers and the settlement of any assessment shall be subject to the approval of the Adviser and the Fund, which approvals shall not be unreasonably withheld. The Adviser and the Fund shall have the right to retain separate counsel and assume the defense or settlement on behalf of the Adviser and the Fund, as the case may be, of any such assessment if representation of the Adviser and the Fund by counsel selected by the Subadviser would be inappropriate due to actual or potential conflicts of interest.

          (c) The Subadviser shall have no responsibility for and shall incur no liability to the Fund, any shareholder of the Fund or the Adviser relating to (1) the selection or establishment by the Fund of its investment objectives, fundamental policies and restrictions, (2) the Fund's registration or duty to register with any government or agency, (3) the administration of any plans, trusts or accounts investing through the Fund, or (4) the Fund's compliance with the requirements of the 1940 Act or Subchapter M of the Internal Revenue Code except as otherwise specified in subsection (a) of this Section 5. The Adviser shall indemnify and defend the Subadviser and its partners and employees and hold them harmless from and against any and all claims, losses, damages, liabilities and expenses, as they are incurred, by reason of any act or omission of the Adviser or any custodian, broker, agent or other party selected by the Adviser, except such as arise from the Subadviser's breach of this contract or of the Subadviser's fiduciary duty to the Adviser or the Fund.

     SECTION 6. Services to Other Clients and the Fund

          (a) Subject to compliance with the 1940 Act, nothing contained in this Agreement shall be deemed to prohibit the Subadviser or any of its affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. The Adviser and the Fund understand that the Subadviser may act as investment manager or in other capacities on behalf of other customers including other entities registered under the 1940 Act. This may create conflicts of interest with the Portfolio over the Subadviser's time devoted to managing the Portfolio and the allocation of investment opportunities among accounts (including the Portfolio) managed by the Subadviser. The Subadviser shall use its best efforts to resolve all such conflicts in a manner that is generally fair to all of its clients without prejudice to the Portfolio. While information, recommendations and actions which the Subadviser supplies to and does on behalf of the Portfolio shall in the Subadviser's judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, as set forth in the Prospectus delivered to the Subadviser from time to time, it is understood and agreed that they may be different from the information, recommendations and actions the Subadviser or its affiliated persons supply to or do on behalf of other clients. The Subadviser shall, to the extent practicable, allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to its other clients. Nothing in this Agreement shall be deemed to obligate the Subadviser to acquire for the Portfolio any security that the Subadviser or its partners, employees or affiliated persons may acquire for its or their own accounts or for the account of any other client if, in the absolute discretion of the Subadviser, it is not practical or desirable to acquire a position in that security for the Portfolio. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

          (b) On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers of the Subadviser, the Subadviser may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution, beneficial timing of transactions or lower brokerage commissions, if any. The Subadviser may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers. The purchase or sale of securities for the Portfolio may, in many instances, be effected substantially simultaneously with the purchase or sale of like securities for the accounts of other clients of the Subadviser and its affiliated persons. Such transactions may be made at slightly different prices due to the volume of securities purchased or sold. In that event, the average price of all securities purchased or sold in such transactions may be determined and the Portfolio may be charged or credited, as the case may be, the average transaction price.

          (c) The Subadviser agrees to use the same skill and care in providing services to the Fund as it uses in providing services to other similar accounts for which it has investment responsibility. The Subadviser will conform with all applicable rules and regulations of the Securities and Exchange Commission.

          (d) The Subadviser may refrain from rendering any advice or services concerning securities of Legg Mason, Inc., or of companies of which any of the officers, directors or employees of the Subadviser or its affiliates are officers, directors or employees, or of companies for which the Subadviser or any of its affiliates act as financial adviser or as to which such entities have material non-public information.

     SECTION 7. Proxies

     Unless the Adviser instructs the Subadviser otherwise in writing, the Subadviser will vote proxies for securities held by the Fund in accordance with the Subadviser's policies for proxy voting. The Subadviser is authorized to instruct the custodian to forward to the Subadviser copies of all proxies and shareholder communications relating to securities held by the Portfolio (other than materials relating to legal proceedings). The Adviser agrees that the Subadviser will not be liable for failing to vote any proxies where it has not received such proxies or related shareholder communications on a timely basis.

     SECTION 8. Reports to the Subadviser

     The Adviser shall furnish to the Subadviser the Prospectus, proxy statements, reports and other information relating to the business and affairs of the Fund as the Subadviser may, at any time or from time to time, reasonably require in order to discharge the Subadviser's duties under this Agreement.

     SECTION 9. Term of Agreement

     Provided that this Agreement shall have first been approved by the Board of Directors of the Fund, including a majority of the members thereof who are not interested persons (as defined in the 1940 Act) of either party, by a vote cast in person at a meeting called for the purpose of voting such approval, then this Agreement shall be effective on the date hereof. Unless earlier terminated as hereinafter provided, this Agreement shall continue in effect until approved by a majority vote of the voting securities of the Portfolio, at a meeting to take place not more than one year after the effective date of the Fund's registration statement relating to the Portfolio. Thereafter, this Agreement shall continue in effect from year to year, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such person.

     SECTION 10. Confidentiality

     Except as required by law, the Adviser agrees to maintain in strict confidence all investment advice and information furnished to the Adviser or the Fund by the Subadviser.

     SECTION 11. Termination of Agreement; Assignment

          (a) This Agreement may be terminated by either party hereto without the payment of any penalty, upon 90 days' prior notice in writing to the other party and to the Fund, or upon 60 days' written notice by the Fund to the two parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of a majority of the Board of Directors of the Fund or by vote of a majority of the voting securities of the Portfolio. In addition, this Agreement shall terminate upon the later of (1) the termination of the Adviser's agreement to provide investment advisory services to the Fund or (2) notice to the Subadviser that the Adviser's agreement to provide investment advisory services to the Fund has terminated.

          (b) This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

          (c) Termination of this Agreement for any reason shall not affect rights of the parties that have accrued prior thereto.

     SECTION 12. Notices

          (a) The Subadviser agrees to promptly notify the Adviser of the occurrence of any of the following events: (1) any change in the Portfolio's portfolio manager; (2) the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

     (3) the Subadviser is the subject of any action, suit, proceeding, inquiry or investigation at law or in equity, before or by any court, public board or body, involving the affairs of the Portfolio; or (4) any change in control of the Subadviser.

          (b) Any notice given hereunder shall be in writing and may be served by being sent by telex, facsimile or other electronic transmission or sent by registered mail or by courier to the address set forth below for the party for which it is intended. A notice served by mail shall be deemed to have been served seven days after mailing and in the case of telex, facsimile or other electronic transmission twelve hours after dispatch thereof. Addresses for notice may be changed by written notice to the other party.

        If to the Adviser:

        Ohio National Investments, Inc.
        P.O. Box 237
        Cincinnati, Ohio 45201
        Fax No. (513) 794-4506

        With a copy to:

        Joseph P. Brom, President
        Ohio National Investments, Inc.
        P.O. Box 237
        Cincinnati, Ohio 45201

        If to the Subadviser:

        Jennifer W. Murphy, Senior Vice President, COO & CFO
        Legg Mason Fund Adviser, Inc.
        100 Light Street
        Baltimore, Maryland 21203
        Fax No. (410) 454-3284

        With a copy to:

        Andrew J. Bowden, Esq.
        Legg Mason Wood Walker, Incorporated
        100 Light Street
        Baltimore, Maryland 21203

     SECTION 13. Arbitration

     The parties waive their right to seek remedies in court, including any right to a jury trial. The parties agree that any dispute between the parties arising out of, relating to, or in connection with, this Agreement, shall be resolved exclusively by arbitration to be conducted only in the county and state of the principal office of the Adviser at the time of such dispute in accordance with the rules of the American Arbitration Association ("AAA") applying the laws of Ohio. The parties agree that such arbitration shall be conducted by a retired judge who is experienced in dispute resolution regarding the securities industry, that discovery shall not be permitted except as required by the rules of AAA, that the arbitration award shall not include factual findings or conclusions of law, and that no punitive damages shall be awarded. The parties understand that any party's right to appeal or to seek modification of any ruling or award of the arbitrator is severely limited. Any award rendered by the arbitrator shall be final and binding, and judgment may be entered upon it in any court of competent jurisdiction in the county and state of the principal office of the Adviser at the time the award is rendered or as otherwise provided by law.

     SECTION 14. Delivery of Documents

          (a) The Adviser acknowledges that it has received the Subadviser's brochure required to be delivered under the Advisers Act (including the information in Part II of the Subadviser's Form ADV). If the Adviser received such information less than forty-eight hours prior to signing this Agreement, this Agreement may be terminated by the Adviser without penalty within five business days from the effective date. The

     Subadviser agrees to deliver annually without charge the Subadviser's brochure required by the Advisers Act and any and all amendments to its Form ADV whenever filed. The Subadviser shall also, upon request by the Adviser, furnish the Adviser with a copy of the Subadviser's code of ethics.

          (b) The Subadviser acknowledges that it has received copies properly certified or authenticated of each of the following:

             1) The Fund's Articles of Incorporation, as filed with the State Department of Assessments and Taxation of the State of Maryland and all amendments thereto:

             2) The Fund's By-Laws and all amendments thereto;

             3) Resolutions of the Fund's Board of Directors authorizing the appointment of the Adviser as investment adviser to the Fund and approving the Investment Advisory Agreement between the Adviser and the Fund;

             4) The Fund's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission, including all exhibits thereto;

             5) The Fund's most recent prospectus; and

             6) The Fund's most recent statement of additional information.

     The Adviser will furnish the Subadviser from time to time with copies of all amendments of or supplements to the foregoing.

     SECTION 15. Use of Name

     The Subadviser hereby agrees that the Adviser may use the Subadviser's name and logo in its marketing or advertising materials, provided that the Subadviser has reviewed and approved any such materials prior to their use.

     SECTION 16. Entire Agreement; Severability

     This Agreement is the entire agreement of the parties and supersedes all prior or contemporaneous written or oral negotiations, correspondence, agreements and understandings regarding the subject matter hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any and all other provisions hereof.

     SECTION 17. No Third-Party Beneficiaries

     Neither party intends for this Agreement to benefit any third-party not expressly named in this Agreement.

     SECTION 18. Governing Law

     This Agreement shall be governed by and subject to the requirements of the laws of the State of Ohio without reference to the choice of law provisions thereof.

     SECTION 19. Applicable Provisions of Law

     The Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

     SECTION 20. Counterparts

     This Agreement may be entered into in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.

                                          OHIO NATIONAL INVESTMENTS, INC.

                                          By: /s/ JOSEPH P. BROM
                                            ------------------------------------
                                            Joseph P. Brom, President

                                          LEGG MASON FUND ADVISER, INC.

                                          By: /s/ WILLIAM H. MILLER III
                                            ------------------------------------
                                            William H. Miller III
                                            CEO & President

Accepted and Agreed:
OHIO NATIONAL FUND, INC.

By: /s/ JOHN J. PALMER
    --------------------------------------------------------
    John J. Palmer, President

                                VOTING INSTRUCTIONS

                              OHIO NATIONAL FUND, INC.

I (we) acknowledge receipt of a copy of the Notice of Shareholders' Meeting, Proxy Statement and annual report. I (we) instruct Ohio National Life to vote the Ohio National Fund, Inc., shares attributable to my (our) variable contract at the special meeting of shareholders to be held on July 22, 1999, (and at any adjournments of that meeting) as specified below, and in accordance with their best judgment on any other business that may properly come before the meeting. THESE INSTRUCTIONS RELATE TO A SOLICITATION BY THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------

You may check one of these boxes instead of voting on each of the numbered items below:

          For      or       Against      or       Abstain on all the Board of Directors recommendations.
          [ ]               [ ]                   [ ]
-------------------------------------------------------------------------------------------------------------

 1.       To approve the new Subadvisory Agreement:               For     or      Against     or      Abstain
                                                                  [ ]             [ ]                 [ ]
 2.       To approve new fundamental investment policies:
          a.  Remove the secondary objective of current income    For     or      Against     or      Abstain
                                                                  [ ]             [ ]                 [ ]
          b. Permit the portfolio to limit diversification to     For     or      Against     or      Abstain
             75% of assets                                        [ ]             [ ]                 [ ]
          c.  Increase the limit on restricted securities to 15%  For     or      Against     or      Abstain
          of assets and make this a nonfundamental policy         [ ]             [ ]                 [ ]
          d. Permit the portfolio to invest up to 30% of its      For     or      Against     or      Abstain
          assets in foreign securities and make this a            [ ]             [ ]                 [ ]
             nonfundamental policy
          e.  Reclassify the restriction on options as a          For     or      Against     or      Abstain
          nonfundamental policy                                   [ ]             [ ]                 [ ]
          f.  Reclassify the restriction on short sales and       For     or      Against     or      Abstain
          margin purchases as a nonfundamental policy             [ ]             [ ]                 [ ]
          g. Reclassify the restriction on joint or joint and     For     or      Against     or      Abstain
          several participations and exercise of control or       [ ]             [ ]                 [ ]
             management as a nonfundamental policy
 3.       To approve the new investment advisory fee:             For     or      Against     or      Abstain
                                                                  [ ]             [ ]                 [ ]

Dated: ---------------------, 1999
                                                 ----------------------------------------------------------
                                                               Signature of Contract Owner(s)

     Please sign your name as it appears on the back of this form. If signing for an estate, trust or corporation, state your title or capacity. If joint owners, each should sign. Please return these voting instructions in the envelope provided.

                            OHIO NATIONAL FUND, INC.

                           PARTICIPANT'S INSTRUCTIONS

                        TO PLAN TRUSTEE OR ADMINISTRATOR

I request that you vote the Ohio National Fund, Inc. shares attributable to my interest in the variable contract at the special meeting of Fund shareholders to be held on July 22, 1999, as specified below. THESE INSTRUCTIONS RELATE TO A SOLICITATION BY THE BOARD OF DIRECTORS.

--------------------------------------------------------------------------------

You may check one of these boxes instead of voting on each of the numbered items below:

          For      or       Against      or       Abstain on all the Board of Directors recommendations.
          [ ]               [ ]                   [ ]
-------------------------------------------------------------------------------------------------------------

 1.       To approve the new Subadvisory Agreement:               For     or      Against     or      Abstain
                                                                  [ ]             [ ]                 [ ]
 2.       To approve new fundamental investment policies:
          a.  Remove the secondary objective of current income    For     or      Against     or      Abstain
                                                                  [ ]             [ ]                 [ ]
          b. Permit the portfolio to limit diversification to     For     or      Against     or      Abstain
             75% of assets                                        [ ]             [ ]                 [ ]
          c.  Increase the limit on restricted securities to 15%  For     or      Against     or      Abstain
          of assets and make this a nonfundamental policy         [ ]             [ ]                 [ ]
          d. Permit the portfolio to invest up to 30% of its      For     or      Against     or      Abstain
          assets in foreign securities and make this a            [ ]             [ ]                 [ ]
             nonfundamental policy
          e.  Reclassify the restriction on options as a          For     or      Against     or      Abstain
          nonfundamental policy                                   [ ]             [ ]                 [ ]
          f.  Reclassify the restriction on short sales and       For     or      Against     or      Abstain
          margin purchases as a nonfundamental policy             [ ]             [ ]                 [ ]
          g. Reclassify the restriction on joint or joint and     For     or      Against     or      Abstain
          several participations and exercise of control or       [ ]             [ ]                 [ ]
             management as a nonfundamental policy
 3.       To approve the new investment advisory fee:             For     or      Against     or      Abstain
                                                                  [ ]             [ ]                 [ ]

Dated: ---------------------, 1999
                                                 ----------------------------------------------------------
                                                                  Signature of Participant